UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): March 12, 2014 (June 10, 2010)

ZD VENTURES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929 - 1806

WEBTRADEX INTERNATIONAL CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company announced that it has entered into a Letter of Intent to acquire 25% equity interest in Bluesence Innovation Group S.L. (“Bluesence”), a Barcelona based Spanish company, for €130,000. The public announcement was made by way of a news release, this text of which is set forth in Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
99.1 ZD Ventures Corporation, Press Release dated March 12, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2014

ZD VENTURES CORPORATION

By: /s/ Kam Shah

Kam Shah
Chief Exective Office